Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report of LPL Investment Holdings Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2007 as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, C. William Maher, Managing Director and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ C. WILLIAM MAHER
C. William Maher
Managing Director and Chief Financial Officer
(Principal Financial Officer)

Date: August 14, 2007